Exhibit 21.1

SUBSIDIARIES OF TRW AUTOMOTIVE HOLDINGS CORP.	JURISDICTION OF
AS OF FEBRUARY 5, 2008	INCORPORATION

TRW Technar Inc.*	California, US
Austrian Holdco L.L.C.	Delaware, US
EnTire Solutions, LLC**	Delaware, US
Kelsey-Hayes Company	Delaware, US
Kelsey-Hayes Heerlen Inc.	Delaware, US
Kelsey-Hayes Holdings Inc.	Delaware, US
Kelsey-Hayes Netherlands Inc.	Delaware, US
KH Holdings, Inc.	Delaware, US
LucasVarity Automotive Holding Company	Delaware, US
Methode Lucas Controls, Inc.**	Delaware, US
TRW Auto Holdings Inc.	Delaware, US
TRW Automotive (LV) Corp.	Delaware, US
TRW Automotive Global Receivables LLC	Delaware, US
TRW Automotive Holding Company	Delaware, US
TRW Automotive Inc.	Delaware, US
TRW Automotive Intermediate Holdings Corp.	Delaware, US
TRW Automotive J.V. LLC	Delaware, US
TRW Automotive Receivables LLC	Delaware, US
TRW Automotive Safety Systems Arkansas Inc.	Delaware, US
TRW Automotive U.S. LLC	Delaware, US
TRW East Inc.	Delaware, US
TRW Integrated Chassis Systems LLC	Delaware, US
TRW Management Co. L.L.C.	Delaware, US
TRW Occupant Restraint Systems (Ventures) Ltd.	Delaware, US
TRW Occupant Restraints South Africa Inc.	Delaware, US
TRW Odyssey Inc.	Delaware, US
TRW Poland Holding Company	Delaware, US
TRW Powder Metal Inc.	Delaware, US
TRW Safety Systems Inc.	Delaware, US
TRW Vehicle Safety Systems Inc.	Delaware, US
Varity Executive Payroll, Inc.	Delaware, US
Worldwide Distribution Centers, Inc.	Delaware, US
REMSA of America, Inc.	Illinois, US
Lucas Automotive Inc.	Michigan, US
TRW Intellectual Property Corp.	Michigan, US
Lake Center Industries Transportation, Inc.	Minnesota, US
Thompson Products, Inc.	Ohio, US
Thompson Ramo Wooldridge Inc.	Ohio, US
TRW Overseas Inc.	Ohio, US
TRW Fuji Valve Inc.**	Tennessee, US
Fortuna Assurance Company	Vermont, US
Duly & Hansford Pty Limited	Australia
TRW Australia Holdings Limited	Australia
TRW Australia Limited	Australia
TRW Automotive Australia Pty Ltd.	Australia

SUBSIDIARIES OF TRW AUTOMOTIVE HOLDINGS CORP.	JURISDICTION OF
AS OF FEBRUARY 5, 2008	INCORPORATION

Roadster Holdings (Austria) GmbH	Austria
TRW Occupant Restraint Systems Ges.m.b.H	Austria
TRW Occupant Restraint Systems Ges.m.b.H. & Co. KG	Austria
ABC Sistemas e Modulos Ltda.**	Brazil
Dalphi Metal Brazil Ltda.*	Brazil
Imoval S/C Ltda+	Brazil
SM-Sistemas Modulares Ltda**	Brazil
TRW Automotive Ltda.*	Brazil
Varga Comercio e Representacao Ltda+	Brazil
Varga Servicos Automotivos Ltda.	Brazil
Roadster Holdings (Canada), Inc.*	Canada
TRW Canada Limited/TRW Canada Limitee	Canada
TRW China Holdings Ltd.	Cayman Islands
CSG TRW Chassis Systems Co., Ltd. **	China
LucasVarity Langzhong Brake Company Limited**	China
Shanghai TRW Automotive Safety Systems Company Ltd.**	China
Shin-Han (Beijing) Automobile Parts System Co., Ltd.*	China
TRW (Ningbo) Components and Fastening Systems Co., Ltd.	China
TRW (Suzhou) Automotive Electronics Co., Ltd.**	China
TRW Automotive Components (Langfang) Co., Ltd.	China
TRW Automotive Components (Shanghai) Co., Ltd.	China
TRW Automotive Components (Suzhou) Co., Ltd	China
TRW Automotive Components Technical Services (Shanghai) Co. Ltd.	China
TRW Automotive Research and Development (Shanghai) Co. Ltd.	China
TRW FAWER Automobile Safety Systems (Changchun) Co., Ltd.**	China
TRW FAWER Commercial Vehicle Steering (Changchun) Co., Ltd.**	China
TRW Systems Consulting Services (Shanghai) Co. Ltd.	China
Automotive Holdings (Czech Republic) s.r.o.*	Czech Republic
Lucas Varity s.r.o.*	Czech Republic
TRW-Carr s.r.o.	Czech Republic
TRW Volant a.s.	Czech Republic
TRW-DAS, a.s.	Czech Republic
TRW Autoelektronika s.r.o.	Czech Republic
Autocruise Limited	England
Automotive Holdings (UK) Limited*	England
British Sealed Beams Limited**	England
Bryce Berger Limited*	England
C.A.V. Limited*	England
Cityday Limited	England
DalphiMetal Limited	England
Girling Limited*	England
Globe & Simpson Provident Scheme Limited*	England
Joseph Lucas Limited*	England
Lucas Automotive Limited*	England
Lucas Datalab Limited*	England
Lucas Educational Trust Limited*	England
Lucas Export Services Limited*	England

SUBSIDIARIES OF TRW AUTOMOTIVE HOLDINGS CORP.	JURISDICTION OF
AS OF FEBRUARY 5, 2008	INCORPORATION

Lucas Industries Limited	England
Lucas Investment Finance Limited	England
Lucas Investments Limited*	England
Lucas Limited*	England
Lucas Service UK Limited*	England
Lucas Support Services Limited*	England
Lucas Transit Products Limited*	England
LucasVarity*	England
No. 1 Deansgate (Residential) Limited	England
St. Dunstan’s Hill Leasing Limited	England
Stylealpha Limited	England
TRW Autocruise Limited	England
TRW Employees Benefit Trust Limited*	England
TRW Investment Management Company Limited*	England
TRW Limited	England
TRW LucasVarity Electric Steering Limited	England
TRW Pensions Trust Limited*	England
TRW Receivable Finance (UK) Limited	England
TRW Remanufactured Steering Systems Limited*	England
TRW Steering Systems Limited	England
TRW Supplementary Pensions Limited*	England
TRW Systems Limited*	England
TRW U.K. Limited	England
Turbocentre Limited*	England
Autocruise S.A.S.	France
Automotive Holdings (France) S.A.S.*	France
Dalphi-Metal France s.a.r.l.*	France
Spria S.A.+*	France
TH Braking Company S.A.S.**	France
TRW Automotive Distribution France S.A.S.	France
TRW Automotive Paris S.a.r.l.	France
TRW Carr France S.A.S.*	France
TRW Composants Moteurs S.A.S.	France
TRW France Holding S.A.S.	France
TRW France S.A.S.	France
TRW Linkage & Suspension Ramonchamp S.A.S.	France
TRW Occupant Restraint Systems France S.A.*	France
TRW Orleans Composants Moteurs S.A.S.	France
TRW Receivables Finance (France) S.A.S.	France
TRW Systemes de Freinage S.A.S.	France
Lucas Automotive GmbH*	Germany
Lucas Deutschland GmbH *	Germany
Lucas Varity GmbH	Germany
PARTSLIFE Recycling System GmbH+	Germany
TecCom GmbH+	Germany
TECDOC Informations System GmbH+	Germany
TRW Airbag Systems GmbH*	Germany

SUBSIDIARIES OF TRW AUTOMOTIVE HOLDINGS CORP.	JURISDICTION OF
AS OF FEBRUARY 5, 2008	INCORPORATION

TRW Automotive Electronics & Components GmbH	Germany
TRW Automotive Electronics & Components Holding GmbH*	Germany
TRW Automotive GmbH*	Germany
TRW Automotive Holding Verwaltungs GmbH	Germany
TRW Automotive Holding GmbH & Co. KG	Germany
TRW Automotive Safety Systems GmbH	Germany
TRW Deutschland Holding GmbH	Germany
TRW Engineered Fasteners & Components Selb GmbH	Germany
TRW KFZ Ausruestung GmbH	Germany
TRW Logistic Services GmbH	Germany
TRW Occupant Safety Systems Holding GmbH	Germany
TRW Receivables Finance GmbH	Germany
Les Minquiers Limited	Guernsey
Brakes India Limited**	India
Rane Engine Valves Limited**	India
Rane TRW Steering Systems Limited**	India
Dalphimetal Italia S.r.l.	Italy
TRW Automotive Holding Italia S.r.l.	Italy
TRW Automotive Italia S.p.A.	Italy
TRW Automotive Ricambi Italia S.p.A.*	Italy
FUJI OOZX Inc.**	Japan
LucasVarity Automotive Japan KK	Japan
Nippon Stud Welding Company, Ltd.**	Japan
TRW Aftermarket Japan Co., Ltd.	Japan
TRW Automotive Japan Co. Ltd.	Japan
TRW Automotive Finance (Luxembourg) S.à r.l.*	Luxembourg
Lucas Automotive SDN. BHD.	Malaysia
LucasVarity (M) SDN. BHD.*	Malaysia
TRW Automotive Services SDN BHD	Malaysia
TRW Steering & Suspension (Malaysia) Sdn. Bhd.**	Malaysia
TRW Automotive China Holdings Ltd*	Mauritius
Eurofren Investment, S. de R.L. de C.V.*	Mexico
Forjas y Maquinas, S.A. de C.V.*	Mexico
Frenos y Mecanismos, S.A. de C.V.*	Mexico
Revestimientos Especiales de Mexico, S. de R.L. de C.V.*	Mexico
TRW DelPlas, S.A. de C.V.*	Mexico
TRW Electronica Ensambles S.A. de C.V.*	Mexico
TRW Occupant Restraints de Chihuahua, S.A. de C.V.*	Mexico
TRW Sistemas de Direcciones, S.A. de C.V.*	Mexico
TRW Steering Wheel Systems de Chihuahua, S.A. de C.V.*	Mexico
TRW Vehicle Safety Systems de Mexico S.A. de C.V.*	Mexico
Automotive Holdings (Poland) Sp. z o.o.	Poland
TRW Braking Systems Polska Sp. z o.o.	Poland
TRW Polska Sp. z o.o.*	Poland
TRW Steering Systems Poland Sp. z o.o.	Poland
Dalphi Metal Portugal, S.A.+	Portugal
TRW Automotive Portugal, Lda.*	Portugal

SUBSIDIARIES OF TRW AUTOMOTIVE HOLDINGS CORP.	JURISDICTION OF
AS OF FEBRUARY 5, 2008	INCORPORATION

Safebag—Indústria Componentes de Segurança Automóvel S.A.*	Portugal
Safe-Life— Indústria de Componentes de Segurança Automóvel S.A.*	Portugal
TRW Automotive Safety Systems SRL	Romania
TRW Aftermarket Asia Pacific PTE Ltd	Singapore
TRW Automotive (Slovakia) s.r.o.	Slovak Republic
TRW Steering Systems Slovakia s.r.o.	Slovak Republic
Dalphimetal Adriaticus avtomobilski deli, d.o.o.	Slovenia
Automotive Holdings (Korea), Ltd.	South Korea
Shin Han Valve Industrial Company, Ltd.**	South Korea
TRW Automotive Korea Co., Ltd.	South Korea
TRW Controls & Fasteners, Inc.	South Korea
TRW Steering Co. Ltd.**	South Korea
Automotive Holdings (Spain) S.L.	Spain
Celtica de Componentes del Automovil, S.L.+	Spain
Centro Tecnologico De Automocion De Galicia	Spain
Dalphi Metal España, S.A.+	Spain
Dalphi Metal Internacional, S.A.+	Spain
Dalphi Metal Seguridad, S.A.+	Spain
Eurofren Brakes S.L.	Spain
Gallega de Recubrimientos de Volantes S.L.+	Spain
Mediterranea de Volants S.L.**	Spain
TRW Automotive España S.L.*	Spain
TRW Automotive Services S.L.	Spain
TRW Switzerland GmbH	Switzerland
Wu Chou Valve Industrial Co., Ltd.**	Taiwan
LucasVarity (Thailand) Co., Ltd.*	Thailand
TRW Asiatic Co., Ltd.**	Thailand
TRW Fuji Serina Co., Ltd.**	Thailand
TRW Steering & Suspension Co., Ltd.*	Thailand
Heerlen ABS Manufacturing B.V.	The Netherlands
Heerlen ABS Manufacturing C.V.*	The Netherlands
Lucas International Holdings B.V.	The Netherlands
Roadster Automotive B.V.*	The Netherlands
DalphiMetal Tunisie S.A.R.L.*	Tunisia
Hema TRW/Otomotiv Direksiyon Sistemleri A.Ş.**	Turkey
Pimsa Direksiyon Imalat Sanayi ve Ticaret A.Ş.**	Turkey
TRW Otomotiv Dağitim ve Ticaret A.Ş.*+	Turkey
Componentes Venezolanos de Direccion, S.A.**	Venezuela

*	Shares of this subsidiary are owned by more than one TRW Automotive Holdings Corp. company.

**	Joint Venture

+	Additional interest in this subsidiary is owned by non-TRW Automotive Holdings Corp. affiliates